Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Trust
(formerly Aspiriant Global Equity Trust)

Supplement dated July 24, 2015
to the Prospectus and Statement of Additional Information dated July 1, 2015

This supplement updates information in the Prospectus and Statement of Additional Information for the Fund and should be read in conjunction with those documents.

Effective August 1, 2015, the Fund’s investment advisory fee will be reduced from 0.75% to 0.60%. The fee information in the table below and the expense examples have been revised to reflect the investment advisory fee reduction.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Advisor Shares	Institutional Shares
Management Fees(1)	0.60%	0.60%
Distribution (12b-1) Fees	NONE	0.25%
Other Expenses(1)	0.37%	0.37%
Acquired Fund Fees and Expenses(2)	0.11%	0.11%
Total Annual Operating Expenses	1.08%	1.33%

(1)	Restated to reflect current fees.

(2)	Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year and represent fees and expenses that are expected to be incurred indirectly by the Fund as a result of its investment in other investment companies. Total Annual Operating Expenses in this table may not correlate to the ratio of expenses to average net assets provided in the Financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5Years	10 Years
Advisor Shares	$110	$343	$595	$1,317
Institutional Shares	$135	$421	$729	$1,601

Please retain this supplement for future reference.